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                                                           Exhibit (10)(i)(A)(i)

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT made at Cleveland, Ohio, this ______ day of ____________, 19 , by and between AMERICAN GREETINGS CORPORATION, an Ohio corporation (herein called the "Corporation") and

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(herein called "Employee").

         In consideration of the covenants hereinafter set forth, the parties hereto mutually agree as follows:

                    1. Subject to the provisions hereof, the Corporation shall employ Employee as an officer of the Corporation, either elected by the Board of Directors or appointed by the Executive Committee, or as an officer of a subsidiary company with such duties and responsibilities as may be assigned to him from time to time by the Board of Directors or the Executive Committee of the Board of Directors of the Corporation and Employee shall devote his full business time and attention and give his best efforts to the business affairs of the Corporation and/or of such of its subsidiaries as the Board of Directors or the Executive Committee of the Board of Directors of the Corporation may from time to time determine. Employee recognizes that in serving as an officer of the Corporation or as an officer of a subsidiary he serves in such capacity solely at the pleasure of the Board of Directors or the Executive Committee of the Board of Directors of the Corporation and that his employment in such capacity or in any other capacity may be terminated at any time by the Board of Directors or the Executive Committee of the Corporation.

                    2. The Corporation or a subsidiary shall, during the term of this Employment Agreement, pay to Employee as
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          minimum compensation for his services a base salary at a rate to be fixed by the Board of Directors or the Executive Committee or the Chairman of the Executive Committee, which rate shall not be less than $______________________ per year, plus such additional compensation as the Board of Directors or the Chairman of the Executive Committee or the Executive Committee of the Board of Directors of the Corporation may from time to time determine.

                    3. Employee covenants and agrees that in consideration of his employment as an officer of the Corporation or as an officer of a subsidiary he shall not for a period of twelve months after leaving the employ of the Corporation or a subsidiary, regardless of the reason for such leaving, enter into the employment, directly or indirectly or in a consulting or free lance capacity, of any person, firm or corporation in the United States or Canada, which at such date of leaving the employ of the Corporation or a subsidiary shall be manufacturing or selling products that are substantially similar in nature to the products being then manufactured or sold by the Corporation or the subsidiary.

                    4. In the event that the employment of Employee under this Employment Agreement is terminated by the Corporation or a subsidiary, the Corporation covenants and agrees that it shall pay or cause to be paid to Employee a continuing salary at a rate which shall be the highest base salary rate paid Employee during the preceding six-month period for a period of time equivalent to one-half month for each year of employment by the Corporation or a subsidiary of the Employee, but in no event to be less than a period of

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          three months nor greater than a period of twelve months. The provisions of this paragraph shall not be applicable if the Employee is terminated because of a gross violation of his obligations to the Corporation.

                    5. In the event that Employee shall cease to be employed as an officer of the Corporation or a subsidiary but shall continue in the employ of the Corporation or a subsidiary, then this Employment Agreement shall terminate twelve months after the date that Employee ceases to be employed as an officer of the Corporation or a subsidiary.

                    6. I agree that during the period of my employment and thereafter, I will keep confidential and will not disclose any information, records, documents or trade secrets of the Corporation acquired by me during my employment, and except as required by my employment, will not remove from the Corporation's premises any record or other document relating to the business of the Corporation; or make copies thereof; it being recognized by me that such information is the property of the Corporation.

                    7. This Agreement shall be applied and interpreted under the laws of the State of Ohio.

                                                 AMERICAN GREETINGS CORPORATION

                                                 By
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                                                   President


                                                  -----------------------------
                                                  Employee

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